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                                                                    EXHIBIT 10.1

                              DATE: APRIL 14, 2005

                          OSI PHARMACEUTICALS, INC. (1)

                                       AND

                                DARYL GRANNER (2)

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                         SHARE PURCHASE DEED RELATING TO

                           SHARES OF PROSIDION LIMITED

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                                TABLE OF CONTENTS

1.    INTERPRETATION........................................   1

2.    SALE AND PURCHASE OF THE SHARES.......................   2

3.    COMPLETION............................................   3

4.    REPRESENTATIONS.......................................   4

5.    FURTHER ASSURANCE.....................................   4

6.    INVALIDITY............................................   5

7.    NON-ASSIGNMENT........................................   5

8.    NOTICES...............................................   5

9.    THIRD PARTY RIGHTS....................................   5

10.   VARIATION.............................................   6

11.   WAIVER................................................   6

12.   ENTIRE AGREEMENT......................................   6

13.   COUNTERPARTS..........................................   6

14.   GOVERNING LAW.........................................   7

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THIS DEED is made the 14th day of April, 2005

BETWEEN:

(1) OSI PHARMACEUTICALS, INC., a company incorporated under the laws of the State of Delaware, USA and having its registered office at 58 South Service Road, Melville, New York 11747, USA ("THE PARENT Company"); and

(2) DARYL GRANNER of 3808 Stoney Pointe Lane NE, North Liberty, Iowa 52317 USA (THE "MEMBER"),

      (each a "PARTY" and collectively the "PARTIES").

      RECITALS:

(A) WHEREAS Prosidion Limited (the "COMPANY") was incorporated as a private company limited by shares under the laws of England and Wales on 25 November 2002 (registered number 4600121) and has an authorised share capital of (pound)2,000 divided into 14,000,000 Preferred Ordinary Shares of (pound)0.0001 each ("PREFERRED ORDINARY SHARES"); 4,000,000 A Ordinary Shares of (pound)0.0001 each ("A ORDINARY SHARES"); and 2,000,000 B Ordinary Shares of (pound)0.0001 each ("B ORDINARY SHARES").

(B) WHEREAS 11,000 B Ordinary Shares (the "SHARES") have been issue and allotted to the Member.

(C)   WHEREAS the Member is the legal and beneficial owner of the Shares.

(D) WHEREAS the Parent Company has proposed to acquire all of the Shares from the Member for the consideration set out in clause 2.2.

(E) WHEREAS the Member and the Parent Company have agreed that the Member shall sell and the Parent Company shall purchase the Shares on the terms set out in this Deed.

IT IS HEREBY AGREED as follows:

1.    INTERPRETATION

1.1   In this Deed, subject to any express contrary indication:

      (a) words importing the singular shall include the plural and vice versa;

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      (b)   any reference to this Deed or any other agreement or document shall be construed as a reference to that agreement or document as it may have been, or may from time to time be, amended, varied, novated, replaced or supplemented;

      (c) any reference to a statute or enactment shall be construed as a reference to such statute as it may have been, or may from time to time be, amended or re-enacted and any subordinate legislation made or thing done, or may from time to time be done, under the statute or enactment provided that, as between the parties, no such amendment or modification shall apply for the purposes of this Deed to the extent that it would impose any new or extended obligation, liability or restriction on, or otherwise adversely affect the rights of, any party; and

      (d) any reference to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official, or any legal concept or thing shall in respect of any jurisdiction (other than England) be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

1.2 All headings in this Deed are for ease of reference only and shall not affect the interpretation of this Deed.

1.3 Capitalized terms used in the Recitals and this Deed shall, unless the context otherwise requires, have the meaning set out in the Articles of Association of the Company.

2.    SALE AND PURCHASE OF THE SHARES

2.1 At Completion (as hereinafter defined), the Member shall sell the Shares as legal and beneficial owner with full title guarantee and the Parent Company shall purchase the Shares free of any lien, claim, charge, security interest, mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, rights of third parties, restrictive covenant or other restrictions of any kind (each an "ENCUMBRANCE").

2.2 The consideration for the purchase of the Shares shall be one hundred and seventy six thousand US dollars (US$176,000), payable in cash upon Completion or as soon as practicable thereafter without set-off or counterclaim (the "CONSIDERATION").

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3.    COMPLETION

3.1 Completion shall take place at the offices of Prosidion Limited, Watlington Road, Oxford, OX4 6LT on April 14 2005 (the "COMPLETION"). At Completion, the Member shall deliver to the Parent Company;

      (a) duly executed transfers of his Shares in favour of the Parent Company together with all share certificates relating to the Shares or, in the absence of which, an indemnity letter relating to loss of such share certificate; and

      (b) any other documents which may be required to vest in the Parent Company the full legal and beneficial ownership of the Shares and enable the Parent Company to procure them to be registered in its name or as it may direct.

3.2 At Completion, the Parent Company shall pay the consideration payable in respect of the Shares in cash.

3.3 At Completion the Member IRREVOCABLY AND UNCONDITIONALLY APPOINTS the Parent Company and each of Colin Goddard of 30 Allenby Drive, Fort Solonga, NY 11768, USA, Bob Van Nostrand of 18 Mariners Circle, West Islip, NY 11797, USA and Barbara Wood of 200 West 90th Street, Apartment 12F, New York, NY 10024, USA acting severally (each an "ATTORNEY") to be the true and lawful Attorney of the Member with full power to appoint substitutes, pending registration of the Parent Company as the legal owner of the Shares and in its name or otherwise on its behalf as the Attorney sees fit to execute notices, instruments of proxy or other documents which may fall to be executed or signed by the Member and exercise and perform any of the acts and things to be done and performed by the Member in connection with the legal and beneficial ownership of all or any of the Shares as if the Attorney were the legal and beneficial owner of the Shares and in particular but without limitation the Attorney is appointed to:

      (a) attend any General Meeting (Annual and/or Extraordinary) of the Company and to represent the Member and vote on the Member's behalf and in its name;

      (b) exercise in the Member's name and on his behalf, all rights and privileges attached to the Shares including but not limited to the right to requisition the convening of an Extraordinary General Meeting;

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      (c)   to receive, in the Member's name and on his behalf, any notice or document which the Member is entitled to receive solely by virtue of being the registered holder of the Shares including the right to receive all benefits and entitlements which attach to the Shares from the date of Completion. For the avoidance of doubt this paragraph (c) does not cover amounts due to be paid to the Member pursuant to his agreement with the Parent Company relating to the sale and purchase of the Shares; and

      (d) execute and do (or procure the execution and giving of) such documents, acts and things as in the opinion of the Attorney is desirable and in such manner as the Attorney thinks fit as if the Attorney were the absolute legal and beneficial owner thereof.

3.4 The power of attorney granted in Clause 3.3 shall expire on the date on which the Parent Company is registered as the holder of the Shares in the register of members of the Company.

3.5 The Member undertakes to ratify everything which the Attorney shall do or purport to do in good faith by virtue of the powers granted by the power of attorney granted in Clause 3.3.

4.    REPRESENTATIONS

      The Member represents and warrants to the Parent Company at the date hereof that:

      (a)   he is the legal and beneficial owner of the Shares;

      (b)   there is no Encumbrance on, over or affecting any of the Shares;

      (c) no agreement to create an Encumbrance has been entered into and no claim has been made by any person (natural or otherwise) that it is entitled to any such Encumbrance;

      (d) he has full power and authority to enter into and exercise its rights and perform its obligations under this Deed and all other documents to be executed by him at Completion; and

      (e) his obligations under this Deed are valid and binding subject to applicable law.

5.    FURTHER ASSURANCE

      The Member shall, at the expense of the Parent Company, do or procure to be done all such further acts and things and execute or procure the execution of all such other documents as the

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      Parent Company may from time to time reasonably require for the purpose of giving to the Parent Company the full benefit of all the provisions of this Deed.

6.    INVALIDITY

      If any provision of this Deed is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Deed but without invalidating any of the remaining provisions of this Deed. The parties shall then use all reasonable endeavours to replace the invalid or unenforceable provision by a valid provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

7.    NON-ASSIGNMENT

      Neither party shall, without the consent of the other, be entitled to assign the benefit or burden of this Deed in whole or in part.

8.    NOTICES

8.1 Any notice to be given under this Deed shall be in writing and shall be delivered personally or sent by pre-paid international courier to the addressee at the address set out on the face of this Deed or such other address as may be notified from time to time. A notice so addressed shall be deemed to have been received:

      (a)   if personally delivered, at the time of delivery; and

      (b) if sent by international courier, two days after the date of delivery of the notice to the international courier by the sender.

8.2 For the avoidance of doubt, notice given under this Deed shall not be validly served if sent by electronic mail.

9.    THIRD PARTY RIGHTS

      The parties do not intend that any term of this Deed shall be enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Deed.

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10.   VARIATION

      No variation of any of the terms of this Deed (or of any other documents referred to herein) shall be valid unless it is in writing and signed by or on behalf of each of the parties hereto. The expression "variation" shall include any variation, supplement, deletion or replacement however effected.

11.   WAIVER

11.1 Any delay by the parties in exercising, or failure to exercise, any right or remedy under this Deed shall not constitute a waiver of the right or remedy or a waiver of any other rights or remedies and no single or partial exercise of any rights or remedy under this Deed or otherwise shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

11.2 The rights and remedies of the parties under this Deed are cumulative and not exclusive of any rights or remedies provided by law.

12.   ENTIRE AGREEMENT

      This Deed, together with documents described in or expressed to be entered into in connection with this Deed, constitutes the entire Deed between the parties with respect to all matters referred to herein and supersede all prior written or oral discussions, representations, negotiations and Deeds among them regarding such subject matter. Each party confirms that the terms of this Deed are fair and reasonable.

13.   COUNTERPARTS

      This Deed may be executed in as many counterparts (including facsimile counterparts) as may be required. It shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single Deed. It shall not be necessary in making proof of this Deed to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

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14.   GOVERNING LAW

14.1 This Deed shall be governed by and construed in accordance with the laws of England and Wales.

14.2 In relation to any legal action or proceedings arising out of or in connection with this Deed ("PROCEEDINGS"), each of the parties irrevocably submits to the non-exclusive jurisdiction of the English courts and waives any objection to Proceedings in such courts on the grounds of venue or on the grounds that Proceedings have been brought in an inappropriate forum.

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IN WITNESS WHEREOF the parties hereto have duly executed this agreement as a
Deed with the intent that it is delivered as such on the day and year first above written.

EXECUTED AS A DEED                   )
BY                                   )
OSI PHARMACEUTICALS, INC.            )
ACTING BY A DULY AUTHORISED          )
REPRESENTATIVE AND IN ACCORDANCE     )
WITH THE LAWS OF THE JURISDICTION OF )
ITS INCORPORATION AND ARTICLES OF    )
ASSOCIATION/BY - LAWS                )
                                     )             /s/
                                                   _____________________________

EXECUTED AS A DEED BY DARYL GRANNER

SIGNED: /s/
        ---------------------------

IN THE PRESENCE OF:

Witness's Signature: /s/
                     --------------------------

Witness's Name:
                     --------------------------

Witness's Address:
                     --------------------------

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